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                                                                    EXHIBIT 23.1




                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


                                   Re: Security Associates International, Inc.
                                               Form S-1 Registration Statement



     As independent public accountants, we hereby consent to the use of our reports dated April 11, 1997 and July 2, 1997 and to all references to our Form included in or made a part of this Registration Statement.


                                        s/ ARTHUR ANDERSEN LLP




Chicago, Illinois
July 22, 1997